Dreyfus
MidCap Index Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            20   Statement of Financial Futures

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                              MidCap Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus MidCap Index Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Jocelin Reed.

The Standard & Poor' s MidCap 400 Index, a broad measure of midcap stock performance, rose more than 30% for the 12-month reporting period. Over the past year, positive returns for midcap stocks contrasted sharply with negative returns posted by large- and small-cap stocks. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served
to    slow    economic    growth.

In our view, the stock market's recent weakness is a reminder that 20% annual gains are not the norm, historically speaking. Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations. Recent volatility has reminded investors of both the risks of investing in equities and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus MidCap Index Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Jocelin Reed, Portfolio Managers

How did Dreyfus MidCap Index Fund perform relative to its benchmark?

For  the  12-month  period  ended  October  31,  2000, Dreyfus MidCap Index Fund produced a total return of 30.77%.(1) The Standard & Poor's MidCap 400 Index (" S&P 400 Index") produced a total return of 31.65% for the same period.(2) The difference in returns was primarily due to transaction costs and other fund
operating    expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 400 Index. To pursue that goal, the fund generally invests in all 400 stocks in the S&P 400 Index, in proportion to their weighting in the index. Often considered a barometer for the midcap stock market in general, the S&P 400 Index is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations ranging between $50 million and $10 billion; the index contains approximately 310 industrial, 40 utility, 40 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks. The S&P 400 Index was the first benchmark to represent the performance of the midcap
stock    market.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the fund's objective, which is to seek to match the performance of the S& P 400 Index. The fund does not attempt to manage market volatility.

Compared to larger, more established companies, midsize companies are often subject to more erratic market movements and may carry additional risks because their earnings tend to be less predictable and their stocks less liquid.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

From  November  1,  1999, through mid-March 2000, technology stocks produced the lion' s share of gains in the U.S. stock market -- particularly those high-flying, volatile technology stocks of companies providing Internet-related products and services. During this period of technology dominance, the growth style of investing produced higher returns than the value style. In addition, the midcap stocks in the S&P 400 Index produced higher returns than their small-
and    large-cap    counterparts.

Beginning in mid-March and continuing through the end of October, a shift in investor sentiment caused technology stocks to fall sharply, effectively reversing earlier gains. Yet, from mid-March through the end of the period, midcap stocks continued to record the strongest gains of any capitalization range, followed by small- and large-cap stocks, respectively. However, the value style of investing returned to favor, benefiting industry groups such as health care, financial services, utilities and consumer staples across all market capitalizations.

During the reporting period, the largest gains within the S&P 400 Index and the fund came from electric utility companies, including independent power and gas utilities and the health care group, which includes pharmaceutical and biotechnology companies and health services firms. In addition, the S&P 400 Index' s holdings in communications services -- namely advertising firms, electronic computer and equipment companies, and computer software companies -- provided strong returns. Oil and gas drillers, aerospace firms and defense
contractors    also    produced    competitive    returns.

On the other hand, retailing companies -- including companies that cater to home shoppers -- generated the lowest returns of the S&P 400 Index and the fund. Other disappointing performers included iron, steel and specialty metal companies within the materials sector; air freight and airlines stocks within the transportation area; and textile stocks within the consumer durables and apparel group. In addition, auto parts manufacturers, building materials producers, banks and consumer household and personal products companies provided disappointing returns.


What is the fund's current strategy?

The fund is an index fund and its goal is to replicate the returns of the S&P 400 Index. Accordingly, we intend to maintain our strategy of investing in all 400 stocks in the S&P 400 Index, in proportion to their weighting in the index.

As of the end of the reporting period, approximately 23% of the S&P 400 Index and the fund were invested in technology stocks, followed by 15% in health care, 12% in services, 12% in interest-sensitive companies, 8% in producer goods, 8% in utilities, 8% in consumer cyclicals and 7% in the energy area.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus MidCap Index Fund and the Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                                          Inception                                                            From

                                            Date                 1 Year                 5 Years            Inception
----------------------------------------------------------------------------------------------------------------------

FUND                                       6/19/91               30.77%                 20.77%                 17.81%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP INDEX FUND ON 6/19/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S MIDCAP 400 INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/91 IS USED AS THE BEGINNING VALUE ON 6/19/91. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE. THE FUND HOLDS STOCKS IN GENERALLY THE SAME PROPORTION AS THE STOCKS WITHIN THE INDEX ITSELF. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--96.2%                                    Shares                Value ($)
--------------------------------------------------------------------------------------

BEVERAGES & TOBACCO--.5%

RJ Reynolds Tobacco Holdings                            51,100                1,826,825

Universal                                               14,166                  396,648

                                                                              2,223,473

CONSUMER CYCLICAL--7.7%

Abercrombie & Fitch, Cl. A                              50,500  (a)           1,189,906

Alaska Air Group                                        13,287  (a)             344,632

American Eagle Outfitters                               23,400  (a)             805,838

ArvinMeritor                                            35,593                  596,183

Atlas Air                                               19,100  (a)             692,375

BJ's Wholesale Club                                     36,714  (a)           1,209,267

Bandag                                                  10,400                  371,150

Barnes & Noble                                          32,200  (a)             607,775

Blyth Industries                                        24,000                  624,000

Bob Evans Farms                                         17,744                  333,809

Borders Group                                           39,300  (a)             545,288

Borg-Warner Automotive                                  13,100                  494,525

Brinker International                                   32,771  (a)           1,286,262

CBRL Group                                              28,625                  511,672

CDW Computer Centers                                    43,900  (a)           2,828,806

Callaway Golf                                           37,900                  606,400

Claire's Stores                                         25,752                  518,259

Dollar Tree Stores                                      53,900  (a)           2,108,838

Family Dollar Stores                                    85,870                1,669,098

Fastenal                                                19,000                1,091,313

Federal-Mogul                                           35,417                  115,105

Furniture Brands International                          24,900  (a)             420,188

GTECH Holdings                                          17,500  (a)             302,969

HON Industries                                          30,222                  727,217

International Game Technology                           36,376  (a)           1,332,271

International Speedway, Cl. A                           26,600  (a)             854,525

Jones Apparel Group                                     59,561  (a)           1,656,540

Lands' End                                              15,148  (a)             388,546

Lear                                                    33,200  (a)             904,700

Lone Star Steakhouse/Saloon                             12,900                  108,844

Mandalay Resort Group                                   39,173  (a)             815,288

Miller (Herman)                                         39,460                1,030,893

Modine Manufacturing                                    14,720                  388,240

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Mohawk Industries                                       26,700  (a)             582,394

Neiman Marcus Group, Cl. A                              23,800  (a)             883,575

OfficeMax                                               56,700  (a)             163,013

Outback Steakhouse                                      39,050  (a)           1,112,925

Papa John's International                               12,100  (a)             304,013

Park Place Entertainment                               150,600  (a)           1,920,150

Payless ShoeSource                                      11,200  (a)             648,900

Ross Stores                                             41,600                  548,600

Ruddick                                                 23,200                  304,500

Saks                                                    70,930  (a)             722,599

Shaw Industries                                         63,532                1,179,313

Superior Industries International                       13,000                  442,813

Unifi                                                   28,537  (a)             247,915

Warnaco Group, Cl. A                                    26,400                   69,300

Wellman                                                 15,961                  239,415

Westpoint Stevens                                       24,900                  178,969

Williams-Sonoma                                         27,900  (a)             580,669

                                                                             37,609,785

CONSUMER STAPLES--2.6%

Carter-Wallace                                          22,651                  621,487

Church & Dwight                                         19,176                  378,726

Dean Foods                                              17,777                  568,864

Dial                                                    47,600                  532,525

Dole Food                                               28,043                  338,269

Dreyers Grand Ice Cream                                 14,128                  347,902

Energizer Holdings                                      47,900  (a)             946,025

Flowers Industries                                      50,125                  770,672

Hormel Foods                                            70,400                1,183,600

IBP                                                     53,000                1,089,813

Interstate Bakeries                                     33,100                  463,400

Lancaster Colony                                        19,699                  465,389

Lance                                                   14,545                  146,359

McCormick & Co.                                         34,336                1,088,022

J. M. Smucker                                           12,120                  269,670

Suiza Foods                                             14,000  (a)             648,375

Tyson Foods, Cl. A                                     112,966                1,263,807

Universal Foods                                         24,428                  482,453


COMMON STOCKS (CONTINUED)                               Shares                Value ($)
--------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Whitman                                                 68,400                  889,200

                                                                             12,494,558

ENERGY--7.3%

AGL Resources                                           27,162                  553,426

American Water Works                                    49,200                1,199,250

BJ Services                                             41,670  (a)           2,185,071

Cooper Cameron                                          26,600  (a)           1,449,700

ENSCO International                                     69,300                2,304,225

Global Marine                                           88,000  (a)           2,332,000

Grant Prideco                                           54,423  (a)           1,010,227

Helmerich & Payne                                       25,000                  785,938

Kinder Morgan                                           57,350                2,211,559

LG&E Energy                                             65,014                1,596,906

MCN Energy Group                                        45,280                1,115,020

Murphy Oil                                              22,582                1,308,345

National Fuel Gas                                       19,737                1,058,397

Noble Affiliates                                        27,977                1,026,406

Noble Drilling                                          66,900  (a)           2,780,531

Ocean Energy                                            83,720  (a)           1,161,615

Pennzoil-Quaker State                                   39,437                  463,385

Pioneer Natural Resources                               49,800  (a)             650,513

Questar                                                 40,196                1,087,804

Smith International                                     25,310  (a)           1,784,355

Tidewater                                               27,905                1,288,862

Ultramar Diamond Shamrock                               43,600                1,144,500

Valero Energy                                           30,876                1,020,838

Varco International                                     46,598  (a)             803,816

Vectren                                                 30,725                  710,516

Washington Gas Light                                    23,260  (a)             593,130

Weatherford International                               54,423  (a)           1,986,440

                                                                             35,612,775

HEALTH CARE--15.2%

Acuson                                                  13,795  (a)             314,698

AmeriSource Health, Cl. A                               26,000  (a)           1,129,375

Apria Healthcare Group                                  26,300  (a)             526,000

Beckman Coulter                                         14,812                1,037,766

Bergen Brunswig, Cl. A                                  67,576                  612,408

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Chiron                                                  91,680  (a)           3,970,890

Covance                                                 28,700  (a)             247,538

DENTSPLY International                                  25,900                  898,406

Edwards Lifesciences                                    29,300  (a)             393,719

First Health Group                                      24,260  (a)             946,140

Forest Laboratories                                     43,800  (a)           5,803,500

Foundation Health Systems, Cl. A                        61,420  (a)           1,239,916

Genzyme                                                 43,258  (a)           3,071,318

Gilead Sciences                                         23,400  (a)           2,012,400

Health Management Associates, Cl. A                    121,800  (a)           2,413,163

Hillenbrand Industries                                  31,400                1,452,250

ICN Pharmaceuticals                                     39,900                1,518,694

IDEC Pharmaceuticals                                    22,500  (a)           4,412,813

INCYTE Pharmaceuticals                                  32,100  (a)           1,175,663

IVAX                                                    79,525  (a)           3,459,338

Lincare Holdings                                        26,800  (a)           1,127,275

Millennium Pharmaceuticals                              99,600  (a)           7,227,225

MiniMed                                                 32,100  (a)           2,341,294

Mylan Laboratories                                      62,598                1,752,744

Omnicare                                                46,200                  808,500

Oxford Health Plans                                     42,100  (a)           1,420,875

PSS World Medical                                       35,700  (a)             107,100

Pacificare Health Systems                               17,536  (a)             183,032

Perrigo                                                 36,800  (a)             243,800

Protein Design Labs                                     21,300  (a)           2,877,164

Quest Diagnostics                                       22,900  (a)           2,204,125

Quorum Health Group                                     35,700  (a)             477,488

STERIS                                                  33,800  (a)             507,000

Sepracor                                                36,700  (a)           2,500,188

Stryker                                                 98,000                4,618,250

Trigon Healthcare                                       18,900  (a)           1,354,894

VISX                                                    30,400  (a)             651,700

Vertex Pharmaceuticals                                  26,700  (a)           2,486,020

Waters                                                  64,100  (a)           4,651,256

                                                                             74,175,925


COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------

INTEREST SENSITIVE--11.8%

Allmerica Financial                                     26,600                1,677,463

Ambac Financial Group                                   35,000                2,793,438

American Financial Group                                29,359                  629,384

Associated Banc-Corp                                    34,427                  828,400

Astoria Financial                                       25,500                  956,250

Banknorth Group                                         72,500                1,314,063

City National                                           23,957                  823,522

Comdisco                                                76,376                  940,380

Compass Bancshares                                      60,600                1,102,163

Concord EFS                                            106,700  (a)           4,408,044

Dime Bancorp                                            54,800                1,339,175

Dun & Bradstreet                                        40,700  (a)             880,138

Edwards (A.G.)                                          41,274                2,094,656

Everest Re Group                                        23,000                1,348,375

Express Scripts, Cl. A                                  19,000  (a)           1,276,563

First Tennessee National                                65,044                1,496,012

First Virginia Banks                                    23,109                  956,135

FirstMerit Corp                                         44,300                1,010,594

Greater Bay Bancorp                                     20,000                  651,250

GreenPoint Financial                                    51,100                1,520,225

HSB Group                                               14,544                  575,397

Hibernia, Cl. A                                         79,800                  952,613

Horace Mann Educators                                   20,300                  341,294

Investment Technology Group                             15,600  (a)             561,600

Legg Mason                                              30,600                1,589,288

MONY Group                                              23,200                  954,100

Marshall & Ilsley                                       52,191                2,364,905

Mercantile Bankshares                                   35,251                1,326,319

NCO Group                                               12,800  (a)             280,000

National Commerce Bancorporation                       101,865                2,164,631

North Fork Bancorp                                      87,300                1,762,369

Ohio Casualty                                           30,100                  253,028

Old Republic International                              58,850                1,530,100

PMI Group                                               22,150                1,636,331

Pacific Century Financial                               39,870                  505,851

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Protective Life                                         32,400                  749,250

Provident Financial Group                               24,500                  741,125

Roslyn Bancorp                                          32,500                  704,844

Silicon Valley Bancshares                               24,300  (a)           1,123,875

Sovereign Bancorp                                      113,300                  941,806

TCF Financial                                           40,300                1,629,631

Unitrin                                                 34,200                1,062,338

Waddell & Reed Financial, Cl. A                         41,200                1,313,250

Webster Financial                                       26,700                  650,813

Westamerica Bancorporation                              18,100                  650,469

Wilmington Trust                                        16,200                  852,525

Zions Bancorporation                                    43,600                2,504,275

                                                                             57,768,257

INTERNET--.9%

E Trade Group                                           150,400  (a)          2,190,200

Macromedia                                               26,200  (a)          2,019,038

                                                                              4,209,238

PRODUCER GOODS--7.8%

AGCO                                                    29,900                  340,113

AK Steel Holding                                        55,000                  508,750

AMETEK                                                  16,022                  348,479

Airborne Freight                                        24,638                  249,460

Airgas                                                  33,200  (a)             224,100

Albany International, Cl. A                             15,402  (a)             165,572

Albemarle                                               23,000                  533,313

Alexander & Baldwin                                     20,257                  505,159

American Standard                                       35,100  (a)           1,610,213

Arnold Industries                                       12,300                  216,019

Bowater                                                 25,110                1,359,079

C.H. Robinson Worldwide                                 21,200                1,159,375

CNF Transportation                                      24,400                  651,175

Cabot                                                   33,300  (a)             732,600

Carlisle Cos.                                           15,132                  629,870

Carpenter Technology                                    11,044                  342,364

Clayton Homes                                           69,170                  635,499

Commscope                                               25,700  (a)             650,531

Crompton                                                57,133                  457,064


COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
-----------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Cytec Industries                                        20,300  (a)             702,888

Donaldson                                               22,708                  513,769

EGL                                                     23,200  (a)             661,200

Ferro                                                   17,379                  356,270

Flowserve                                               18,815  (a)             378,652

Fuller (H.B.)                                            7,042                  238,108

Glatfelter (P.H.)                                       21,200                  221,275

Granite Construction                                    13,725                  313,102

Harsco                                                  20,046                  404,679

Hubbell                                                 30,480                  729,615

IMC Global                                              57,622                  745,485

Hunt (J.B.) Transport                                   17,600  (a)             229,900

Jacobs Engineering Group                                13,121  (a)             542,881

Kaydon                                                  14,988                  328,799

Kennametal                                              15,300                  449,438

Lennar                                                  30,900                  992,663

Longview Fibre                                          25,936                  353,378

Lubrizol                                                26,588                  576,627

Lyondell Chemical                                       58,938                  847,234

MAXXAM                                                   3,400  (a)              64,600

Martin Marietta Materials                               23,500                  902,400

Minerals Technologies                                   10,200                  319,388

NCH                                                      2,717                  105,963

Newport News Shipbuilding                               15,300                  752,569

Nordson                                                 16,236                  465,770

Olin                                                    22,640                  401,860

Overseas Shipholding Group                              16,970                  407,280

Pentair                                                 24,340                  725,636

Precision Castparts                                     24,846                  937,937

Quanta Services                                         32,200  (a)           1,000,213

RPM                                                     52,813                  472,016

Rayonier                                                13,600                  478,550

Ryerson Tull                                            12,400                   93,000

Schulman (A.)                                           14,825                  162,148

Sequa, Cl. A                                             5,236  (a)             193,078

Solutia                                                 53,400                  680,850

Sonoco Products                                         49,893                  963,559

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
-----------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Southdown                                               18,041                1,278,656

Stewart & Stevenson Services                            14,026                  336,624

Swift Transportation                                    31,700  (a)             451,725

Sybron International                                    52,800  (a)           1,306,800

Tecumseh Products, Cl. A                                 9,600                  382,800

Teleflex                                                19,200                  663,600

Georgia Pacific (Timber Group)                          40,100                1,135,331

Trinity Industries                                      18,951                  456,008

UCAR International                                      22,600  (a)             186,450

USG                                                     22,300                  380,494

Valspar                                                 21,400                  584,434

Wausau-Mosinee Paper                                    25,813                  225,864

Wisconsin Central Transportation                        24,700  (a)             316,469

York International                                      19,050                  517,922

                                                                             38,254,692

SERVICES--12.0%

ACNielsen                                               29,000  (a)             694,188

Affiliated Computer Services, Cl. A                     24,800  (a)           1,381,050

Apollo                                                  37,700  (a)           1,475,013

Banta                                                   12,486                  287,958

Belo (A.H.), Cl. A                                      59,064                1,133,291

CSG Systems International                               26,300  (a)           1,221,306

Cambridge Technology Partners                           31,600  (a)             122,450

Chris-Craft Industries                                  17,568  (a)           1,291,248

Cintas                                                  84,030                3,896,891

DeVry                                                   34,900  (a)           1,289,119

DST Systems                                             62,900  (a)           3,876,213

Fiserv                                                  61,800  (a)           3,240,638

GATX                                                    23,846                1,003,022

Galileo International                                   44,900                  886,775

Gartner Group, Cl. B                                    43,100  (a)             377,125

Hanover Compressor                                      29,400  (a)             959,175

Harte-Hanks                                             34,000                  752,250

Hispanic Broadcasting                                   54,600  (a)           1,706,250

Houghton Mifflin                                        15,306                  563,452

Keane                                                   34,900  (a)             453,700

Kelly Services, Cl. A                                   17,885                  396,823


COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
----------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Korn/Ferry International                                18,900  (a)             661,500

Lee Enterprises                                         22,000                  607,750

Manpower                                                38,000                1,322,875

MarchFirst                                              75,400  (a)             438,263

Media General, Cl. A                                    11,600                  440,800

Modis Professional Services                             48,400  (a)             199,650

NOVA                                                    35,200  (a)             552,200

Ogden                                                   24,900                  342,375

Pittston Brinks Group                                   26,000                  412,750

Price Communications                                    28,100  (a)             607,663

Reader's Digest Association, Cl. A                      52,800                1,937,100

Reynolds & Reynolds, Cl. A                              38,452                  687,330

Robert Half International                               89,700  (a)           2,735,850

Rollins                                                 15,105                  272,834

Scholastic                                               8,500  (a)             680,000

Six Flags                                               39,500  (a)             617,188

Sotheby's Holdings, Cl. A                               29,518  (a)             802,521

SunGard Data Systems                                    66,200  (a)           3,384,475

Sykes Enterprises                                       20,800  (a)             111,800

Sylvan Learning Systems                                 21,000  (a)             324,188

Telephone & Data Systems                                30,100                3,175,550

True North Communications                               24,800                  934,650

United Rentals                                          35,300  (a)             758,950

Univision Communications, Cl. A                        103,400  (a)           3,955,050

Valassis Communications                                 27,200  (a)             754,800

Viad                                                    47,000                1,004,625

Wallace Computer Services                               20,214                  293,103

Washington Post, Cl. B                                   4,769                2,547,242

Westwood One                                            56,200  (a)           1,064,288

                                                                             58,635,307

TECHNOLOGY--22.6%

ADTRAN                                                  19,400  (a)             737,200

ANTEC                                                   19,000  (a)             231,563

Acxiom                                                  44,300  (a)           1,783,075

Arrow Electronics                                       49,062  (a)           1,569,984

Atmel                                                  231,300  (a)           3,455,044

Avnet                                                   45,808                1,231,090

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
----------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Avocent                                                 21,600  (a)           1,532,250

Cabot Microelectronics                                  11,862                  524,152

Cadence Design System                                  123,510  (a)           3,172,663

CheckFree                                               37,600  (a)           1,870,600

Cirrus Logic                                            33,028  (a)           1,424,333

Credence Systems                                        26,300                  493,125

Cypress Semiconductor                                   60,518  (a)           2,265,643

DSP Group                                               13,500  (a)             383,063

Diebold                                                 35,701                  928,226

Electronic Arts                                         65,200  (a)           3,260,000

Federal Signal                                          22,713                  530,916

Harris                                                  34,700                1,099,556

Imation                                                 17,800  (a)             352,663

Infocus                                                 18,900  (a)             835,144

Informix                                               142,400  (a)             605,200

Intergrated Device Technology                           52,200  (a)           2,939,513

International Rectifier                                 30,800  (a)           1,374,450

Intuit                                                 102,100  (a)           6,272,769

Jabil Circuit                                           95,300  (a)           5,438,056

L-3 Communications Holdings                             16,700  (a)           1,101,156

Lattice Semiconductor                                   49,600  (a)           1,447,700

Lam Research                                            62,500  (a)           1,210,938

Legato Systems                                          43,600  (a)             388,313

Litton Industries                                       22,700  (a)           1,178,981

MYND                                                    17,854  (a)             227,639

MagneTek                                                11,726  (a)             127,520

MasTec                                                  23,700  (a)             685,819

Mentor Graphics                                         32,209  (a)             754,898

Micrel                                                  42,200  (a)           1,909,550

Microchip Technology                                    59,550  (a)           1,883,269

NVIDIA                                                  32,300  (a)           2,007,142

Network Associates                                      69,100  (a)           1,330,175

Polycom                                                 35,600  (a)           2,314,000

Powerwave Technologies                                  30,900  (a)           1,487,063

QLogic                                                  45,000  (a)           4,353,750

Quantum--DLT & Storage Systems                          74,706  (a)           1,120,590

Rational Software                                       93,600  (a)           5,586,750


COMMON STOCKS (CONTINUED)                               Shares               Value ($)
--------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Retek                                                   23,800  (a)             938,613

SCI Systems                                             72,700  (a)           3,126,100

SEI Investments                                         26,700                2,423,025

SPX                                                     15,900  (a)           1,965,638

Sawtek                                                  21,300  (a)           1,083,638

Semtech                                                 32,700  (a)           1,054,575

Sensormatic Electronics                                 38,621  (a)             695,178

Storage Technology                                      50,926  (a)             496,529

Structural Dynamics Research                            18,169  (a)             187,368

Sybase                                                  44,700  (a)             935,906

Symantec                                                30,576  (a)           1,194,375

Symbol Technologies                                     68,874                3,129,462

Synopsys                                                32,600  (a)           1,136,925

3COM                                                   177,300  (a)           3,147,075

Tech Data                                               26,600  (a)           1,107,225

Titan                                                   27,000  (a)             361,125

Transaction Systems Architects, Cl. A                   16,600  (a)             224,100

TranSwitch                                              41,000  (a)           2,367,750

Triquint Semiconductor                                  39,200  (a)           1,501,850

Vishay Intertechnology                                  69,304  (a)           2,079,120

Vitesse Semiconductor                                   90,100  (a)           6,301,369

Wind River Systems                                      36,300  (a)           1,490,569

                                                                            110,373,046

UTILITIES--7.8%

Allegheny Energy                                        55,422                2,268,838

Allete                                                  37,274                  803,721

Alliant Energy                                          39,679                1,202,770

Black Hills                                             11,492                  359,125

BroadWing                                              108,200  (a)           3,056,650

Calpine                                                 69,200  (a)           5,462,475

Cleco                                                   11,320                  538,408

Conectiv                                                44,499                  798,201

DPL                                                     66,300                1,881,263

DQE                                                     29,700                1,037,644

Energy East                                             65,476                1,321,797

Hawaiian Electric Industries                            16,329                  537,836

IPALCO Enterprises                                      43,002                  964,857

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
----------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Idacorp                                                 18,883                  931,168

Kansas City Power & Light                               30,980                  745,456

Montana Power                                           53,030                1,498,098

NSTAR                                                   27,000                1,044,563

NiSource                                                60,796                1,516,100

Northeast Utilities                                     74,560                1,519,160

OGE Energy                                              39,046                  802,883

Potomac Electric Power                                  56,883                1,301,199

Public Service of New Mexico                            19,794                  545,572

Puget Sound Energy                                      42,790                1,051,029

SCANA                                                   52,564                1,392,946

Sierra Pacific Resources                                39,311                  675,658

TECO Energy                                             63,018                1,756,627

UtiliCorp United                                        46,450                1,233,828

Western Resources                                       34,800                  743,850

Wisconsin Energy                                        61,187                1,151,040

                                                                             38,142,762

TOTAL COMMON STOCKS

   (cost $411,916,594)                                                      469,499,818


                                                     Principal

SHORT-TERM INVESTMENTS--4.3%                        Amount ($)               Value ($)
--------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.6%

Greenwich Capital Markets, 6.55% dated 10/31/2000, due 11/1/2000 in the amount of $17,583,199 (fully collateralized by $17,910,000 Federal Home Loan Mortgage
Notes, 6.625% maturing 9/15/2009, value $17,931,980)  17,580,000  17,580,000

U.S. TREASURY BILLS--.7%

   5.97%, 12/7/2000                                  2,000,000  (b)          1,987,860

   5.91%, 12/14/2000                                 1,315,000  (b)          1,305,492

                                                                             3,293,352

TOTAL SHORT-TERM INVESTMENTS

   (cost $20,873,785)                                                       20,873,352
-------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $432,790,379)                    100.5%            490,373,170

LIABILITIES, LESS CASH AND RECEIVABLES                     (.5%)            (2,617,070)

NET ASSETS                                               100.0%              487,756,100

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
    OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2000

                                                       Market Value                                Unrealized
                                                       Covered by                                  Appreciation
FINANCIAL FUTURES LONG                Contracts        Contracts ($)           Expiration          at 10/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

Standard & Poor's MidCap 400             74             19,286,250            December 2000             467,575

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            432,790,379   490,373,170

Cash                                                                    737,784

Receivable for shares of Common Stock subscribed                      1,063,605

Receivable for futures variation margin--Note 4(a)                      507,405

Receivable for investment securities sold                               374,041

Dividends and interest receivable                                       265,411

                                                                    493,321,416
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           197,395

Payable for investment securities purchased                           5,357,768

Payable for shares of Common Stock redeemed                              10,153

                                                                      5,565,316
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      487,756,100
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     376,121,323

Accumulated undistributed investment income--net                      3,147,768

Accumulated net realized gain (loss) on investments                  50,436,643

Accumulated net unrealized appreciation (depreciation)
  on investments (including $467,575 net unrealized
  appreciation on financial futures)--Note 4(b)                      58,050,366
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      487,756,100
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      18,934,958

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   25.76

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       4,131,439

Interest                                                             1,349,369

TOTAL INCOME                                                         5,480,808

EXPENSES:

Management fee--Note 3(a)                                              978,653

Shareholder servicing costs--Note 3(b)                                 978,653

Interest expense--Note 2                                                 2,555

Loan commitment fees--Note 2                                             3,035

TOTAL EXPENSES                                                       1,962,896

INVESTMENT INCOME--NET                                               3,517,912
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             57,682,737

Net realized gain (loss) on financial futures                        2,017,095

NET REALIZED GAIN (LOSS)                                            59,699,832

Net unrealized appreciation (depreciation) on investments
  [including ($113,000) net unrealized (depreciation) on financial
futures]                                                            30,887,889

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              90,587,721

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                94,105,633

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2000                  1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,517,912             2,499,633

Net realized gain (loss) on investments        59,699,832            46,650,342

Net unrealized appreciation (depreciation)
   on investments                              30,887,889               880,954

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   94,105,633            50,030,929
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (2,304,794)           (2,854,654)

Net realized gain on investments              (51,454,524)          (55,435,548)

TOTAL DIVIDENDS                               (53,759,318)          (58,290,202)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 321,929,878           145,586,089

Dividends reinvested                           47,031,131            52,323,673

Cost of shares redeemed                      (204,156,247)         (158,893,516)

Redemption fee                                     60,724                15,761

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 164,865,486            39,032,007

TOTAL INCREASE (DECREASE) IN NET ASSETS       205,211,801            30,772,734
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           282,544,299           251,771,565

END OF PERIOD                                 487,756,100           282,544,299

Undistributed investment income--net            3,147,768             1,934,650
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    13,563,456             6,218,390

Shares issued for dividends reinvested          2,273,133             2,377,268

Shares redeemed                                (8,605,496)           (6,651,956)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   7,231,093             1,943,702

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                               Year Ended October 31,
                                                        -------------------------------------------------------------
                                                        2000         1999         1998           1997         1996
-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   24.14        25.80        26.55          21.32         19.40

Investment Operations:

Investment income--net                                   .22(a)       .21(a)       .27            .25           .28

Net realized and unrealized
   gain (loss) on investments                           6.07         4.46         1.16           6.25          2.81

Total from Investment Operations                        6.29         4.67         1.43           6.50          3.09

Distributions:

Dividends from investment income--net                   (.20)        (.31)        (.23)          (.27)         (.30)

Dividends from net realized gain
   on investments                                      (4.47)       (6.02)       (1.99)         (1.00)         (.87)

Total Distributions                                    (4.67)       (6.33)       (2.22)         (1.27)        (1.17)

Redemption fee added to paid--in capital                 .00(b)       .00(b)       .04            --            --

Net asset value, end of period                         25.76        24.14        25.80          26.55         21.32
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       30.77        20.48         5.88          32.02         16.65
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .50          .50          .50            .50           .50

Ratio of net investment income
   to average net assets                                 .90          .90          .98           1.07          1.49

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                --           --            --           .09           .17

Portfolio Turnover Rate                                45.74        50.17        67.85          20.15         14.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                487,756      282,544      251,772        221,017       170,987

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus MidCap Index Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investment  results  that  correspond  to  the  price  and  yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation (" Manager" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of    the    Board    of    Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost basis. Dividend income is
recognized    on    the    ex-dividend    date    and    interest
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, including, where applicable, amortization of discount on investments, is
recognized    on    the    accrual    basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund' s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The  average  daily  amount  of  borrowings  outstanding during the period ended
October 31, 2000, was approximately $36,000, with a related weighted average annualized interest rate of 7.09%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund' s average daily net assets, and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund's expenses, except management fees, brokerage commissions, taxes, commitment fees, interest, fees and expenses of non-interested Board members (including counsel fees) , Shareholder Services Plan fees and extraordinary expenses. In addition, the
Manager is required to reduce its fee in an amount equal to the fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member who is not an "affiliated person" as defined in the Act, receives an annual fee of $25,000 and a fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an "affiliated person" as
defined    in    the    Act    received    from    the   fund   an
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation (with the exceptions of reimbursable amounts) . Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the fund directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by the Manager to the non-interested Board members.

(b) Under the Shareholder Services Plan, the fund pays the distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, the fund was charged $978,653 pursuant to the Shareholder Services Plan, of which $713,102 was paid to DSC.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2000, amounted to $283,241,521 and $168,890,242, respectively.


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2000, are set forth in the Statement of Financial Futures.

(b)  At October 31, 2000, accumulated net unrealized appreciation on investments
and   financial  futures  was  $58,050,366,  consisting  of  $100,181,833  gross unrealized appreciation and $42,131,467 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus MidCap Index Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus MidCap Index Fund, including the statements of investments and financial futures, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MidCap Index Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 7, 2000



IMPORTANT TAX INFORAMTION (Unaudited)

For Federal tax purposes, the fund hereby designates $3.36 per share as a long-term capital gain distribution of the $4.67 per share paid on December 16, 1999.

The fund also designates 21.56% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus
                        MidCap Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   113AR010